EXHIBIT 99.1

Effective as of February 10, 2005

Bank of America, N.A.,

    as Administrative Agent

231 South LaSalle Street

Mail Code: IL1-231-08-30

Chicago, IL 60604

Attn: Anne Zeschke

Re:	Request for Waiver of Certain Provisions of the Fifth Amended and Restated Loan Agreement.

HealthTronics, Inc., a Georgia corporation, successor in interest by merger (the “Merger”) to Prime Medical Services, Inc. (“Company”), certain Lenders (“Lenders”), and Bank of America, N.A., as Administrative Agent for those Lenders (“Administrative Agent”), have entered into that certain Fifth Amended and Restated Loan Agreement (as renewed, extended, restated, and amended from time to time, the “Loan Agreement”) dated as of July 26, 2002. In connection with the Merger, Lenders granted Company certain waivers to the Loan Agreement, as more specifically set forth in waiver letter effective as of September 30, 2004 (the “Waiver Letter”) from Company and Guarantors to Administrative Agent and Lenders. Unless otherwise specified (A) capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement and (B) references to “Sections” are to sections of the Loan Agreement. Company hereby requests a waiver of certain terms and provisions of the Loan Agreement, and Company, Lenders, and Administrative Agent have agreed to waive certain provisions of the Loan Agreement, each subject to the terms and conditions contained herein.

Section 1. Company Request.

(A) In connection with the acquisition by Company of Aluminum Body Corporation, a California corporation (the “Aluminum Body Acquisition”), Company assumed the obligations of Aluminum Body Corporation under a guaranty of a letter of credit (the “LC Guaranty”). Lenders have previously waived any Default existing as a result of the LC Guaranty and agreed that the Debt represented by the LC Guaranty would be excluded from the calculations of the financial covenants set forth in Section 8.11 of the Loan Agreement (the “LC Guaranty Waiver”). Pursuant to the Waiver Letter, the LC Guaranty Waiver expires on February 10, 2005. As of February 10, 2005, the LC Guaranty is still outstanding, which absent the waivers granted hereunder, would create a violation of the prohibition on additional Debt set forth in Sections 8.02 and 8.03 of the Loan Agreement (the “LC Guaranty Violation”).

(B) Pursuant to Section 7.12 of the Loan Agreement, upon the formation or acquisition of each After Acquired Subsidiary (other than HealthTronics, HT Lithotripsy Management Company, LLC, HT Orthotripsy Management Company, LLC, HT Prostate Therapy Management Company, LLC, HT Cryosurgery Management Company, LLC, and HealthTronics Technology Services & Development, LLC), Borrower must deliver articles of incorporation, bylaws, resolutions and such opinions as

February 10, 2005

required by Administrative Agent (the “After-Acquired Subsidiary Requirements”). Company has failed to satisfy the After-Acquired Subsidiary Requirements, and Lenders have previously waived any Default or Events of Defaults existing as a result of the After-Acquired Subsidiary Requirements (the “After-Acquired Subsidiary Violation Waiver”). Pursuant to the Waiver Letter, the After-Acquired Subsidiary Violation Waiver expires on February 10, 2005. As of February 10, 2005, the After-Acquired Subsidiary Violation Waiver has not been cured and is still outstanding, which, absent the waivers granted hereunder, would create a covenant violation under Section 7.12 of the Loan Agreement (the “After-Acquired Subsidiary Violation”).

(C) Company has requested that Lenders extend (a) the LC Guaranty Waiver through April 30, 2005, and (b) the After-Acquired Subsidiary Violation Waiver through April 30, 2005.

Section 2. Waivers to Loan Agreement.

(A) Until 5:00 p.m. (Dallas, Texas time) on April 30, 2005 (“Waiver Termination Date”), the existence of the LC Guaranty Violation and the Default or Event of Default created thereby are hereby waived, and Lenders agree that the Debt represented by the LC Guaranty shall be excluded from the calculations of the financial covenants set forth in Section 8.11 until the Waiver Termination Date.

(B) Until the Waiver Termination Date, the existence of the After-Acquired Subsidiary Violation and the Default or Event of Default created thereby are hereby waived.

Section 3. Representations. Company and each Guarantor hereby represent and warrant to Administrative Agent and Lenders that: (A) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents; (B) after giving effect to this letter and the waiver granted herein, neither Company nor any Guarantors is in default in the due performance of any covenant or agreement contained in the Loan Agreement or any other Loan Document; and (C) after giving effect to this letter and the waiver granted herein, no Default has occurred and is continuing.

Section 4. Confirmations. Each of Company and Guarantors ratifies and confirms that the Loan Agreement, the Guaranties, the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Loan Agreement or any other Loan Document and shall not impair any right that Administrative Agent or Lenders may now or hereafter have under or in connection with the Loan Agreement or any other Loan Document.

February 10, 2005

Section 5. No Impairment. The waivers hereby granted by Administrative Agent and Required Lenders (A) does not impair Administrative Agent’s or any of Lenders’ rights to insist upon strict compliance with the Loan Agreement or the other Loan Documents (as waived or amended hereby), and (B) does not extend to any other Loan Document. The Loan Documents, as waived and amended hereby, continue to bind and inure to Administrative Agent, Lenders, Company, Guarantors, and their respective successors and permitted assigns.

Section 6. Conditions Precedent. The effectiveness of this letter and waiver agreement is subject to the conditions precedent that Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:

(A)	No Default. No Default (other than any Defaults waived under Section 2) shall have occurred and be continuing under the Loan Agreement.

(B)	Representations and Warranties. All of the representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents.

(C)	Fees and Expenses. Payment of all fees and expenses of counsel for Administrative Agent in connection with the preparation and negotiation of this waiver letter.

Section 7. Counterparts. This agreement, when countersigned by Company, Guarantors, Administrative Agent, and Required Lenders shall be a “Loan Document” as defined and referred to in the Loan Agreement and the other Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Section 8. Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

Very truly yours,

HEALTHTRONICS, INC., successor in interest by

merger to Prime Medical Services, Inc.

    as Company

By:	/s/ John Q. Barnidge
	Name:	John Q. Barnidge
	Title:	Senior V.P. & CFO

GUARANTORS:

LITHOTRIPTORS, INC.
PRIME MEDICAL OPERATING, INC.
PRIME MANAGEMENT, INC.
PRIME LITHOTRIPTER OPERATIONS, INC.
PRIME LITHOTRIPSY SERVICES, INC.
SUN MEDICAL TECHNOLOGIES, INC.
PRIME SERVICE CENTER, INC.
formerly known as Prime Cardiac Rehabilitation Services, Inc.
ALABAMA RENAL STONE INSTITUTE, INC.
PRIME KIDNEY STONE TREATMENT, INC.
PRIME RVC, INC.
AK ASSOCIATES, L.L.C.
PRIME MEDICAL MANUFACTURING, LLC
PRIME REFRACTIVE MANAGEMENT, L.L.C.
WINEMILLER COMMUNICATIONS, INC.
ALUMINUM BODY CORPORATION
MEDSTONE INTERNATIONAL, INC.
each as a Guarantor

By:	/s/ John Q. Barnidge
		Name:	John Q. Barnidge
		Title:	Senior V.P. & CFO

PRIME MEDICAL MANAGEMENT, L.P.
as a Guarantor

By:	PRIME MEDICAL OPERATING, INC.,
its General Partner

	By:	/s/ John Q. Barnidge
	Name:	John Q. Barnidge
	Title:	Senior V.P. & CFO

Signature Page to Waiver Letter

February 10, 2005

TENNGA STONE GROUP THREE
as a Guarantor

By:	HT LITHOTRIPSY MANAGEMENT COMPANY, L.L.C.,
its Managing General Partner

	By:	/s/ John Q. Barnidge
	Name:	John Q. Barnidge
	Title:	Senior V.P. & CFO

ORTHOTRIPSY SERVICES OF BAKERSFIELD, L.P.
ORTHOTRIPSY SERVICES OF ROCHESTER, L.P.
ORTHOTRIPSY SERVICES OF SOUTHERN IDAHO, L.P.
OSSATRON SERVICES OF ALABAMA, L.P.
OSSATRON SERVICES OF ARIZONA, L.P.
OSSATRON SERVICES OF CHESAPEAKE BAY, L.P.
OSSATRON SERVICES OF CINCINNATI, L.P.
OSSATRON SERVICES OF LAS VEGAS, L.P.
OSSATRON SERVICES OF MANHATTAN, L.P.
OSSATRON SERVICES OF MILWAUKEE, L.P.
OSSATRON SERVICES OF THE TRI-STATES I, L.P.
OSSATRON SERVICES OF UTAH, L.P.
OSSATRON SERVICES OF NEW ENGLAND, L.P.
OSSATRON SERVICES OF INDIANAPOLIS, L.P.
OSSATRON SERVICES OF SOUTHEAST MICHIGAN, L.P.
OSSATRON SERVICES OF THE TWIN
CITIES, L.L.L.P.
OSSATRON SERVICES OF WESTERN
MICHIGAN, L.P.
each as a Guarantor

By:	HT ORTHOTRIPSY MANAGEMENT COMPANY, LLC,
its Managing General Partner

	By:	/s/ John Q. Barnidge
	Name:	John Q. Barnidge
	Title:	Senior V.P. & CFO

Signature Page to Waiver Letter

Febuary 10, 2005

LITHO MANAGEMENT, INC.
HLE CORP.
CAMBRIDGE HEALTH SERVICES OF TEXAS, INC.
HERITAGE MEDICAL SERVICES OF GEORGIA, INC.
INTEGRATED LITHOTRIPSY OF GEORGIA, INC.
INTEGRATED HEALTH CARE MANAGEMENT CORP.
T2 LITHOTRIPTER INVESTMENT OF INDIANA, INC.
LITHO GROUP, INC.
T2 LITHOTRIPTER INVESTMENT, INC.
SERVICETRENDS, INC.
N.Y.L.S.A. #4 INC.
INTEGRATED HEARING SERVICES, INC.
WEST COAST CAMBRIDGE, INC.
AMCARE, INC.
MIDWEST CAMBRIDGE, INC.
AMCARE HEALTH SERVICES, INC.
HT LITHOTRIPSY MANAGEMENT COMPANY, L.L.C.
HT ORTHOTRIPSY MANAGEMENT COMPANY, LLC
HT PROSTATE THERAPY MANAGEMENT COMPANY, L.L.C.
HT CRYOSURGERY MANAGEMENT COMPANY, LLC
HEALTHTRONICS TECHNOLOGY SERVICES & DEVELOPMENT, LLC
FLORIDA LITHOLOGY NO. 2, INC.
INTEGRATED ORTHOTRIPSY, INC.
ROCKY MOUNTAIN PROSTATE THERMOTHERAPY LLC
FRONTLINE HOLDINGS, INC.
SURGICENTER MANAGEMENT, INC.
NGST, INC.
HT PROSTATE SERVICES, L.L.C.
each as a Guarantor

By:	/s/ John Q. Barnidge
Name:	John Q. Barnidge
Title:	Senior V.P. & CFO

Signature Page to Waiver

AGREED AND ACCEPTED as of the date first stated above.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anne M. Zeschke
Anne M. Zeschke
Assistant Vice President

Signature Page to Waiver Letter

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Daniel H. Penkar
Daniel H. Penkar
Senior Vice President

Signature Page to Waiver Letter

BANK ONE, NA, with its main office in Chicago, Illinois,
as a Lender

By:	/s/ Pete M. Yuan
	Name:	Pete M. Yuan
	Title:	Senior Vice President

Signature Page to Waiver Letter

LASALLE BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sarah Willett
	Name:	Sarah Willett
	Title:	Senior Vice President

Signature Page to Waiver Letter

COMERICA BANK,
as a Lender

By:
Name:
Title:

Signature Page to Waiver Letter